Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas R. Schacht, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Learning Tree International, Inc. on Form 10-K for the fiscal year ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Learning Tree International, Inc.

December 13, 2011

By:	/s/ Nicholas R. Schacht
Name:	Nicholas R. Schacht
Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Learning Tree International, Inc. and will be retained by Learning Tree International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.